EXHIBIT 10.3

                       SUPPLEMENT TO CONSULTING AGREEMENT

         SUPPLEMENT TO CONSULTING AGREEMENT made as of June 1, 2001, to Consulting Agreement made as of October 1, 2000, by and between Madison Venture Capital II, Inc., a New York corporation with offices at 150 East 58th Street - 24th Floor, New York, New York 10022 (hereinafter referred to as "Consultant") and BBIS.com, Inc., Inc., a Delaware corporation with offices at c/o Port Motors, 1036 Northern Boulevard, Roslyn, New York 11576 (hereinafter referred to as the "Company").

         WHEREAS, the Company and the Consultant have entered into a consulting agreement, dated as of as of October 1, 2000 (the "Consulting Agreement"; and

         WHEREAS, the Company and the Consultant desire to amend and supplement the Consulting Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and the acts herein described, it is agreed between the parties as follows:

                  1. All defined terms not defined herein shall have the meaning given them in the Consulting Agreement.

                  2. The five (5) year term of the Consulting Agreement shall commence on October 1, 2001 and ending September 30, 2006 and no consulting fees under Section 3(i) shall be due, payable or accrue before October 1, 2001.

                  3. All of the other terms and conditions of the Consulting Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed and their respective seals to be hereunto affixed the day and year first above written.

                                     Madison Venture Capital II, Inc.



                                     By: /s/ DR. EUGENE STRICKER
                                         ---------------------------------------
                                         Dr. Eugene Stricker, President


                                     BBIS.com, Inc.



                                     By: /s/ BRUCE BARON
                                         ---------------------------------------
                                         Bruce Baron, President